EXHIBIT 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Samsara, Inc.

EXECUTED this 21st day of March, 2024.

GENERAL CATALYST GROUP VIII, L.P.

By:	GENERAL CATALYST PARTNERS VIII, L.P.
its General Partner

	By:	GENERAL CATALYST GP VIII, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII-B, LLC

By:	GC VENTURE VIII-B MANAGER, LLC
its Manager

	By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP X-ENDURANCE, L.P.

By:	GENERAL CATALYST PARTNERS X – GROWTH VENTURE, L.P.
its General Partner

	By:	GENERAL CATALYST GP X – GROWTH VENTURE, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP XI—ENDURANCE, L.P.

By:	GENERAL CATALYST PARTNERS XI – ENDURANCE, L.P.
its General Partner

	By:	GENERAL CATALYST ENDURANCE GP XI, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST PARTNERS VIII, L.P.

By:	GENERAL CATALYST GP VIII, LLC
its General Partner

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII MANAGER, LLC

By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII-B MANAGER, LLC

By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager

		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP VIII, LLC

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP X – GROWTH VENTURE, LLC

By:		/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP XI – ENDURANCE, LLC

By:		/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT, LLC

By:		/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS, L.P.

By:		GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
its General Partner

	By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer